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                                 UNITED STATES
                        SECURITY AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                                AMENDMENT NO. 1


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 1997



                            ORGANIC SOLUTIONS, INC.
             (Exact name of registrant as specified in its Charter)




           DELAWARE               33-8104/ 0-25892             74-2423728
(State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)           File Number)           Identification No.)



                         6391 DE ZAVALA RD., SUITE 202
                            SAN ANTONIO, TEXAS 78249
                    (Address of principal executive offices)


                                    210-694-0152
                 Registrant's telephone number, including area code

Item 4.           Changes in Registrant's Certifying Accountant

     a. On August 15, 1997, the Registrant received notice that the client/auditor relationship between Organic Solutions, Inc. and Ernst & Young LLP ceased. The Company considers this to be a notification of the resignation of the Company's Certifying Accountant.

               The auditor's report of Ernst & Young LLP on the financial statements of Organic Solutions, Inc. and subsidiary as of June 30, 1996 and for each of the years in the two year period ending June 30, 1996 and 1995, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the auditors' report for the period ending June 30, 1996, contained a separate paragraph that stated that:

         "The accompanying financial statements have been prepared assuming that Organic Solutions, Inc. will continue as a going concern. As more fully described in Notes 2, 3, and 5, the Company has incurred operating losses, has a working capital deficit and continues to experience cash shortages and difficulties in developing markets for their products. Additionally, the Company is in a legal dispute over the manufacturing of their products in Mexico, and has certain notes payable due on demand. These conditions raise substantial doubt about the company's ability to continue as a going concern Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty."


         In connection with the audits of the two fiscal years ended June 30, 1995 and 1996, and in the subsequent period through August 15, 1997, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. There were no "reportable events" (as defined in Regulation S-K, Item 304) occurring during the fiscal years ending June 30, 1996 and 1995, nor during the subsequent interim period through August 15, 1997. The cessation of the client/auditor relationship between Organic Solutions, Inc. and Ernst & Young LLP was approved by the Board of Directors of the Registrant.

     b. Effective August 22, 1997, no other auditor has been appointed by the Board of Directors of the Registrant.


Item 7.  Exhibits

         a.    Exhibit

         16 Letter from Ernst & Young LLP, dated September , 1997, regarding their agreement with the statements contained in Item 4(a).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       /s/ Joseph R. Trainor
                                       ----------------------------------------
                                       Joseph R. Trainor
                                       President


Dated:                                 September 4, 1997
                                       ----------------------------------------

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                                EXHIBIT INDEX


EXHIBIT
NUMBER               DESCRIPTION
- -------              -----------
  16     Letter from Ernst & Young LLP, dated September , 1997, regarding their agreement with the statements contained in Item 4(a).

ERNST & YOUNG LLP          Frost Bank Tower               Phone:  210-228-9696
                           Suite 1900                     Fax:    210-242-7252
                           100 West Houston Street
                           San Antonio, Texas 78205
                           Mailing Address:
                           P.O. Box 2918
                           San Antonio, TX 78299



                             EXHIBIT 16 TO FORM 8-K



September 4, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4 of Form 8-K, Amendment No. 1, dated September 4, 1997 of Organic Solutions, Inc. and are in agreement with the statements contained in the Item 4(a) therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                       /s/ Ernst & Young LLP
                                       ----------------------------------------
                                       Ernst & Young LLP